Exhibit 24.1


                                POWER OF ATTORNEY

Covanta Energy Corporation ("Registrant") and each person whose signature appears below constitutes and appoints Timothy Simpson and Jeffrey Horowitz and each of them singly, his, her or its true and lawful attorneys-in-fact and agent, with full power of substitution and re-substitution, for him, her or it and in his, her or its name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission any and all amendments (including post-effective amendments) to the following Registration Statements on Form S-8: Registration No. 33-36657; Registration No. 33-36658; Registration No. 33-36667; Registration No. 33-20952 and Registration No. 33-17558, together with all exhibits thereto, and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he, she, or it might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed this power of attorney this 5 day of March, 2004.


/s/ George L. Farr
------------------
Signature


George L. Farr
--------------
Print Name


----------------------------
WITNESS


                                POWER OF ATTORNEY

Covanta Energy Corporation ("Registrant") and each person whose signature appears below constitutes and appoints Timothy Simpson and Jeffrey Horowitz and each of them singly, his, her or its true and lawful attorneys-in-fact and agent, with full power of substitution and re-substitution, for him, her or it and in his, her or its name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission any and all amendments (including post-effective amendments) to the following Registration Statements on Form S-8: Registration No. 33-36657; Registration No. 33-36658; Registration No. 33-36667; Registration No. 33-20952 and Registration No. 33-17558, together with all exhibits thereto, and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he, she, or it might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed this power of attorney this 5 day of March, 2004.




/s/ Anthony J. Bolland
----------------------
Signature


Anthony J. Bolland
------------------
Print Name


/s/ Signature illegible
-----------------------
WITNESS


                                POWER OF ATTORNEY

Covanta Energy Corporation ("Registrant") and each person whose signature appears below constitutes and appoints Timothy Simpson and Jeffrey Horowitz and each of them singly, his, her or its true and lawful attorneys-in-fact and agent, with full power of substitution and re-substitution, for him, her or it and in his, her or its name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission any and all amendments (including post-effective amendments) to the following Registration Statements on Form S-8: Registration No. 33-36657; Registration No. 33-36658; Registration No. 33-36667; Registration No. 33-20952 and Registration No. 33-17558, together with all exhibits thereto, and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he, she, or it might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed this power of attorney this 5 day of March, 2004.




/s/ Norman G. Einspruch
-----------------------
Signature


Norman G. Einspruch
-------------------
Print Name


----------------------------
WITNESS


                                POWER OF ATTORNEY

Covanta Energy Corporation ("Registrant") and each person whose signature appears below constitutes and appoints Timothy Simpson and Jeffrey Horowitz and each of them singly, his, her or its true and lawful attorneys-in-fact and agent, with full power of substitution and re-substitution, for him, her or it and in his, her or its name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission any and all amendments (including post-effective amendments) to the following Registration Statements on Form S-8: Registration No. 33-36657; Registration No. 33-36658; Registration No. 33-36667; Registration No. 33-20952 and Registration No. 33-17558, together with all exhibits thereto, and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he, she, or it might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed this power of attorney this 5 day of March, 2004.




/s/ Scott Mackin
----------------
Signature


Scott Mackin
------------
Print Name


/s/ Signature illegible
-----------------------
WITNESS


                                POWER OF ATTORNEY

Covanta Energy Corporation ("Registrant") and each person whose signature appears below constitutes and appoints Timothy Simpson and Jeffrey Horowitz and each of them singly, his, her or its true and lawful attorneys-in-fact and agent, with full power of substitution and re-substitution, for him, her or it and in his, her or its name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission any and all amendments (including post-effective amendments) to the following Registration Statements on Form S-8: Registration No. 33-36657; Registration No. 33-36658; Registration No. 33-36667; Registration No. 33-20952 and Registration No. 33-17558, together with all exhibits thereto, and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he, she, or it might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed this power of attorney this 5 day of March, 2004.



/s/ Jeffrey F. Friedman
-----------------------
Signature


Jeffrey F. Friedman
-------------------
Print Name


----------------------------
WITNESS


                                POWER OF ATTORNEY

Covanta Energy Corporation ("Registrant") and each person whose signature appears below constitutes and appoints Timothy Simpson and Jeffrey Horowitz and each of them singly, his, her or its true and lawful attorneys-in-fact and agent, with full power of substitution and re-substitution, for him, her or it and in his, her or its name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission any and all amendments (including post-effective amendments) to the following Registration Statements on Form S-8: Registration No. 33-36657; Registration No. 33-36658; Registration No. 33-36667; Registration No. 33-20952 and Registration No. 33-17558, together with all exhibits thereto, and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he, she, or it might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed this power of attorney this 5 day of March, 2004.


/s/ Craig G. Matthews
---------------------
Signature


Craig G. Matthews
-----------------
Print Name


/s/ Joyce M. Fajnor
-------------------
WITNESS


                                POWER OF ATTORNEY

Covanta Energy Corporation ("Registrant") and each person whose signature appears below constitutes and appoints Timothy Simpson and Jeffrey Horowitz and each of them singly, his, her or its true and lawful attorneys-in-fact and agent, with full power of substitution and re-substitution, for him, her or it and in his, her or its name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission any and all amendments (including post-effective amendments) to the following Registration Statements on Form S-8: Registration No. 33-36657; Registration No. 33-36658; Registration No. 33-36667; Registration No. 33-20952 and Registration No. 33-17558, together with all exhibits thereto, and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he, she, or it might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed this power of attorney this 5 day of March, 2004.




/s/ Homer A. Neal
-----------------
Signature


Homer A. Neal
-------------
Print Name


----------------------------
WITNESS


                                POWER OF ATTORNEY

Covanta Energy Corporation ("Registrant") and each person whose signature appears below constitutes and appoints Timothy Simpson and Jeffrey Horowitz and each of them singly, his, her or its true and lawful attorneys-in-fact and agent, with full power of substitution and re-substitution, for him, her or it and in his, her or its name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission any and all amendments (including post-effective amendments) to the following Registration Statements on Form S-8: Registration No. 33-36657; Registration No. 33-36658; Registration No. 33-36667; Registration No. 33-20952 and Registration No. 33-17558, together with all exhibits thereto, and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he, she, or it might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed this power of attorney this 5 day of March, 2004.



/s/ Robert E. Smith
-------------------
Signature


Robert E. Smith
---------------
Print Name


----------------------------
WITNESS


                                POWER OF ATTORNEY

Covanta Energy Corporation ("Registrant") and each person whose signature appears below constitutes and appoints Timothy Simpson and Jeffrey Horowitz and each of them singly, his, her or its true and lawful attorneys-in-fact and agent, with full power of substitution and re-substitution, for him, her or it and in his, her or its name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission any and all amendments (including post-effective amendments) to the following Registration Statements on Form S-8: Registration No. 33-36657; Registration No. 33-36658; Registration No. 33-36667; Registration No. 33-20952 and Registration No. 33-17558, together with all exhibits thereto, and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he, she, or it might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed this power of attorney this 5 day of March, 2004.


/s/ Joseph A. Tato
------------------
Signature


Joseph A. Tato
--------------
Print Name


/s/ Jon Moster
--------------
WITNESS


                                POWER OF ATTORNEY

Covanta Energy Corporation ("Registrant") and each person whose signature appears below constitutes and appoints Timothy Simpson and Jeffrey Horowitz and each of them singly, his, her or its true and lawful attorneys-in-fact and agent, with full power of substitution and re-substitution, for him, her or it and in his, her or its name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission any and all amendments (including post-effective amendments) to the following Registration Statements on Form S-8: Registration No. 33-36657; Registration No. 33-36658; Registration No. 33-36667; Registration No. 33-20952 and Registration No. 33-17558, together with all exhibits thereto, and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he, she, or it might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed this power of attorney this 5 day of March, 2004.



/s/ Robert R. Womack
--------------------
Signature


Robert R. Womack
----------------
Print Name


/s/ Judith Womack
-----------------
WITNESS


                                POWER OF ATTORNEY

Covanta Energy Corporation ("Registrant") and each person whose signature appears below constitutes and appoints Timothy Simpson and Jeffrey Horowitz and each of them singly, his, her or its true and lawful attorneys-in-fact and agent, with full power of substitution and re-substitution, for him, her or it and in his, her or its name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission any and all amendments (including post-effective amendments) to the following Registration Statements on Form S-8: Registration No. 33-36657; Registration No. 33-36658; Registration No. 33-36667; Registration No. 33-20952 and Registration No. 33-17558, together with all exhibits thereto, and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he, she, or it might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed this power of attorney this 5 day of March, 2004.



/s/ Helmut Volcker
------------------
Signature


Helmut Volcker
--------------
Print Name


/s/ Gisela Georg
----------------
WITNESS